NUMBER

CERT.9999

RUTHIGEN, INC.

SHARES

**********9,000,000**********

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

$0.0001 PAR VALUE COMMON STOCK

COMMON STOCK

CUSIP 783330103

THIS CERTIFIES THAT SPECIMEN

Is The Owner of * NINE MILLION *

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF RUTHIGEN, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Dated: JANUARY 01, 2009

COUNTERSIGNED AND REGISTERED:

VSTOCK TRANSFER, LLC

Transfer Agent and Registrar

By:______________________

AUTHORIZED SIGNATURE

Chief Financial Officer

Founder & Chief Executive Officer

T0 he following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common

TEN ENT -as tenants by the entireties

JT TEN -as joint tenants with right of Survivorship and not as tenants In common

UNIF GIFT MIN ACT -- __________CUSTODIAN __________
(CUSTODIAN) (MINOR)
Under Uniform Gifts to Minors Act

____
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER

____

(PLEASE PRINT OR TYPE WRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

____

____ Shares

of the common stock represented by this Certificate, and do hereby irrevocably constitutes and appoints

____ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ______________________ ______________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN ANY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

____

NOTICE THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIBIBLE GUARANTOR INSTITUTION. (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C RULE 17AD-15